EXHIBIT (a)(1)(B)


                              Letter of Transmittal
                     To Tender Units of Limited Partnership
                                       of
                       Urban Improvement Fund Limited-1973
                                       for
                          $400.00 Net Per Unit in Cash
                      In Response to the Offer to Purchase
                             Dated February 26, 2003
                                       by
                              SP Millennium L.L.C.

-------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF UNITS TENDERED
-------------------------------------------------------------------------------------------------------------------------------
             Name(s) and Address(es) of Registered Holder(s)                                 Units Tendered
   (Please Fill in Exactly as Name(s) Appear(s) on the attached label)            (Attach Additional List if Necessary)
-------------------------------------------------------------------------- ------------------------ ---------------------------
                                                                                                              Number
                                                                                                             of Units
                                                                                                             Tendered
-------------------------------------------------------------------------- ------------------------ ---------------------------

-------------------------------------------------------------------------- ------------------------ ---------------------------

-------------------------------------------------------------------------- ------------------------ ---------------------------

-------------------------------------------------------------------------- ------------------------ ---------------------------

-------------------------------------------------------------------------- ------------------------ ---------------------------

-------------------------------------------------------------------------- ------------------------ ---------------------------
                                                                           Total Units
-------------------------------------------------------------------------- ------------------------ ---------------------------

--------------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 26, 2003, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

     PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY, INCLUDING THE INSTRUCTIONS. THIS LETTER OF TRANSMITTAL SHOULD BE PROMPTLY (i) COMPLETED PURSUANT TO THE INSTRUCTIONS, (ii) SIGNED IN THE SPACES PROVIDED AND (iii) TRANSMITTED VIA FACSIMILE OR MAILED BY U.S. POST OFFICE, FIRST CLASS, TO THE INFORMATION AGENT FOR THE OFFER.

                                      The Information Agent for the Offer is:

                                               D.F. King & Co., Inc.
------------------------------------------- ----------------------------------------- -----------------------------------------
               By courier:                                  By mail:                                  By hand:
              48 Wall Street                             48 Wall Street                            48 Wall Street
            New York, NY 10005                         New York, NY 10005                        New York, NY 10005
        Attention: Edward McCarthy                 Attention: Edward McCarthy                Attention: Edward McCarthy
------------------------------------------- ----------------------------------------- -----------------------------------------

                                            By facsimile transmission:
                                                  (212) 952-0137
                                          Confirm facsimile by telephone:
                                                  (800) 949-2583
                                           or Collect at (212) 269-5550

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED

     This Letter of Transmittal is to be used to tender units of limited partnership ("Units") of Urban Improvement Fund Limited-1973 (the "Partnership") by limited partners (the "Holders") of the Partnership in response to a solicitation of tenders by SP Millennium L.L.C. ("Purchaser").

BY EXECUTING AND DELIVERING THIS LETTER OF TRANSMITTAL THE UNDERSIGNED ACKNOWLEDGES THAT IT IS TENDERING ALL UNITS REFERENCED IN THIS LETTER OF TRANSMITTAL.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     The undersigned hereby tenders to SP Millennium, L.L.C., a Washington limited liability company ("Purchaser"), the above described units of limited partnership (the "Units") of Urban Improvement Fund Limited-1973 (the "Partnership"), in response to Purchaser's offer to purchase up to 1,300 Units at a price of $400 net per Unit, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 26, 2003 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to, and effective upon, acceptance of the Units tendered with this Letter of Transmittal for payment in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment) the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Units that are being tendered with this Letter of Transmittal and any distributions, rights or other securities issued or issuable in respect of such Units on or after the expiration date, March 26, 2003 (collectively, the "Distributions"), and irrevocably constitutes and appoints the Purchaser the true and lawful agent, and attorney-in-fact of the undersigned with respect to those Units with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver or transfer ownership of the Units, together in either case with all accompanying evidences of transfer and authenticity, to the Purchaser upon payment by the Purchaser of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present those Units for transfer on the books of the Partnership and (c) otherwise exercise all rights of beneficial ownership of such Units all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints Purchaser, its officers and its designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Units tendered hereby and accepted for payment and paid for by Purchaser, including, without limitation, to vote in such manner as each such attorney-in-fact and proxy or his or its substitute, in his or its sole discretion deems proper, and otherwise act (including acting by written consent without a meeting) with respect to, all of the Units tendered by this Letter of Transmittal which have been accepted for payment by Purchaser prior to the time of the vote or action. This proxy is irrevocable, coupled with an interest, and is granted in consideration of, and is effective upon, acceptance of the Units for payment in accordance with the terms of the Offer. Acceptance for payment will revoke all prior proxies granted by the undersigned with regard to those Units and the undersigned will not give any subsequent proxies, powers of attorney or consents, with respect to those Units (and, if given, will not be deemed effective). The undersigned understands that Purchaser reserves the right to require that, in order for Units to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Units, Purchaser is able to exercise full voting, consent and other rights with respect to such Units, including voting at any meeting of the Partnership's limited partners.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered by this Letter of Transmittal and that, when those Units are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Units, free and clear of all liens, restrictions, charges, encumbrances (including irrevocable proxies) or adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Purchaser or the Information Agent to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered by this Letter of Transmittal to Purchaser. In addition, the undersigned shall promptly remit and transfer to the Purchaser, any and all Distributions issued to the undersigned on or after March 26, 2003, in respect of the Units tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

     The authority conferred or agreed to be conferred in this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal or otherwise resulting from the tender of the Units to which this Letter of Transmittal relates will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender made by this Letter of Transmittal is irrevocable.

     The undersigned understands that tenders of Units pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Units tendered hereby.

     Unless otherwise indicated in the box below captioned "Special Payment Instructions," please issue the check for the purchase price of the Units tendered by this Letter of Transmittal in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box below captioned "Special Delivery Instructions," please mail the check for the purchase price to the undersigned at the address shown below the undersigned's signature. If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price in the name of, and deliver the check to the person or persons indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions or otherwise to transfer any tendered Units which are not accepted for payment from the name of the registered holder of the Units to the name of another person.

     Upon the terms and subject to the conditions of the Offer, if Units are validly tendered and not property withdrawn prior to the Expiration Date (as defined in the Offer to Purchase) and the purchase of all such units would result in there being less than 300 Unit holders, Purchaser will purchase only 90% of the total number of Units so tendered by each Holder (with appropriate adjustments to avoid the purchase of fractional Units). If more than 1,300 Units are validly tendered and not properly withdrawn prior to the Expiration Date (as defined in the Offer to Purchase), Purchaser will accept for payment and pay for only 1,300 Units on a pro rata basis (with appropriate adjustments to avoid the purchase of fractional Units) from each Holder who has validly tendered Units in the Offer based on the number of Units properly tendered by each Holder prior to the Expiration Date (as defined in the Offer to Purchase) and not properly withdrawn. In the event that proration of tendered Units is required, Purchaser shall determine the proration factor as soon as practicable following the Expiration Date (as defined in the Offer to Purchase). Because of the difficulty of determining the precise number of Units validly tendered and not properly withdrawn prior to the Expiration Date, Purchaser does not expect that it will be able to announce the final results of such proration until approximately five
(5) days after the Expiration Date (as defined in the Offer to Purchase). Holders may obtain such preliminary information from D.F.King & Co., Inc.

---------------------------------------------------------------      -----------------------------------------------------------

                 SPECIAL PAYMENT INSTRUCTIONS                                      SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 1, 5, 6 and 7)                                    (See Instructions 1, 5, 6 and 7)

         To be  completed  ONLY if the check for the  purchase                To  be  completed  ONLY  if  the  check  for  the
price of Units  purchased  (less  the  amount  of any  federal       purchase price of Units  purchased (less the amount of any
income and backup  withholding tax required to be withheld) is       federal income and backup  withholding  tax required to be
to  be  issued  in  the  name  of   someone   other  than  the       withheld)  is to be  mailed  to  someone  other  than  the
undersigned.                                                         undersigned  or to the  undersigned  at an  address  other than that shown below the undersigned's signature(s):
Issue check to:
                                                                     Mail check to:
Name ______________________________________________
                           (Please Print)                            Name _________________________________________
                                                                                                (Please Print)
Address  __________________________________________
                                                                     Address  ______________________________________
___________________________________________________
                           (Zip Code)                                ______________________________________________
                                                                                                (Zip Code)
___________________________________________________
(Taxpayer Identification or Social Security Number)

---------------------------------------------------------------      -----------------------------------------------------------

--------------------------------------------------------------------------------

                                FIRPTA AFFIDAVIT
                            (See Instructions below)

Under Section 1445(e)(5)of the Internal Revenue Code and Treas. Reg. 1.1445-11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the unitholder's Units in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

     (i) Unless checked here _______, the unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     (ii) The unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as furnished in the blank provided for that purpose in the signature block of the Letter of Transmittal;

     (iii) The unitholder's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the front or in the signature block of this Letter of Transmittal.

--------------------------------------------------------------------------------

     Instructions to FIRPTA Affidavit. Section 1445 of the Code requires that each unitholder transferring interests in a partnership with real estate assets meeting certain criteria certify under penalty of perjury the representations made in the box above entitled FIRPTA Affidavit, or be subject to withholding of tax equal to 10% of the purchase price for interests purchased. Tax withheld under Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be claimed from the IRS. PART (i) OF THE FIRPTA AFFIDAVIT SHOULD BE CHECKED ONLY IF THE TENDERING UNITHOLDER IS NOT U.S. PERSON, AS DESCRIBED THEREIN.

    ------------------------------------------------------------------------------------------------

                                               SIGN HERE
                             (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9)

->   ............................................................................................... <-

->   ............................................................................................... <-

                                      (Signature(s) of Owner(s))

    Dated:   .................................................................................. 2003

    (Must be signed by  registered  holder(s)  exactly as name(s)  appear(s) on the label  attached hereto or by person(s)  authorized to become registered holder(s) by certificates and documents transmitted  herewith.  If  signature  is  by a  trustee,  executor,  administrator,  guardian, attorney-in-fact,  agent,  officer of a  corporation  or other person  acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

    Name(s) .......................................................................................

    ...............................................................................................
                                            (Please Print)

    Capacity (full title)  ........................................................................

    Address .......................................................................................


    ...............................................................................................
                                          (Include Zip Code)


    Area Code and Telephone Number  ...............................................................

    Tax Identification Number or
    Social Security Number  .......................................................................

                               COMPLETE SUBSTITUTE FORM W-9 ON NEXT PAGE

                                       Guarantee of Signature(s)
                                (If required; see Instructions 1 and 5)

    Authorized Signature  .........................................................................<-

    Name(s) .......................................................................................

    Name of Firm  .................................................................................

    Address .......................................................................................

    Area Code and Telephone Number  ...............................................................

    Dated:   ................................................................................. 2003

    ------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------

                                                 PAYER: SP Millennium L.L.C.
-------------------------------------------------------------------------------------------------------------------------

                  Name  _____________________________________________________________________

                  Address  ___________________________________________________________________

                  ___________________________________________________________________________
                           (City)                    (State)                            (Zip Code)
-------------------------------------------------------------------------------------------------------------------------

                      Part I-TAXPAYER  IDENTIFICATION  NUMBER-FOR ALL ACCOUNTS Enter           Social Security Number
                      your Taxpayer  Identification  Number in the appropriate  box.                     or
SUBSTITUTE            For  most  individuals  and  sole  proprietors,  this  is your       Employer Identification Number
Form W-9              Social  Security  Number.  For  other  entities,  it  is  your
Department of the     Employer  Identification  Number. If you do not have a number,        ____________________________
Treasury              see  "Obtaining  a  Number"  in the  enclosed  GUIDELINES  FOR
Internal Revenue      CERTIFICATION OF TAXPAYER  IDENTIFICATION NUMBER ON SUBSTITUTE
Service               FORM W-9 ("GUIDELINES").
                      Note:  If the account is in more than one name,  see the chart
Payer's               on page 1 of the enclosed  GUIDELINES to determine what number
Request for           to enter.
Taxpayer
Identification
Number
("TIN")
                      ---------------------------------------------------------------------------------------------------------
                      Part II-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE ENCLOSED
                      GUIDELINES) _______________________
                      Certification- Under penalty of perjury, I certify that:
                      (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me);
                      (2) I am not subject to backup  withholding either because (a) I am exempt from backup  withholding,  or
                          (b) I have not been notified by the Internal  Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends,  or (c)  the  IRS  has notified me that I am no longer subject to backup withholding; and
                      (3) Any information provided on this form is true, correct and complete. Certification  Instructions-
                          you must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not received a notice from the IRS advising you that backup withholding has terminated.
                      ---------------------------------------------------------------------------------------------------------

                                                                                      Part  III-Please  check the box at right
                      SIGNATURE..............................DATE...............      if  you  have   applied   for,  and  are
                                                                                      awaiting  receipt of, or intend to apply
                                                                                      for,   your   taxpayer    identification
                                                                                      number. [_]
-------------------------------------------------------------------------------------------------------------------------------

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature  ..........................................  Date.....................

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITH HOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.

     Instructions for Substitute Form W-9. Each tendering Holder who does not otherwise establish to the satisfaction of the Information Agent an exemption from backup federal income tax withholding is required to provide the Information Agent with a correct Taxpayer Identification Number ("TIN"), generally the Holder's Social Security Number or federal Employer Identification Number, on Substitute Form W-9 above. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax withholding on the payment of the purchase price. If a Holder fails to provide the correct TIN to the Information Agent, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Information Agent. See the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 for additional instructions.

     If backup withholding applies, the Purchaser is required to withhold 31% of any such payments made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part III of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number on the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Purchaser will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Information Agent.

     The Holder is required to give the Information Agent the Social Security Number or Employer Identification Number of the record owner of the Units or of the last transferee appearing on the transfers attached to, or endorsed on, the Units. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 for additional guidance on which number to report.

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signature Guarantee. Unless the Units tendered hereby are delivered (i) by the registered holder(s) of Units who has not completed the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution, all signatures on this Letter of Transmittal (and on the enclosed Affidavit and Indemnity Agreement if you cannot find your original Certificate of Limited Partnership) must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution").

     2. Original Certificate of Limited Partnership. If you choose to tender your Units pursuant to the Offer, please send your original Certificate of Limited Partnership with the Letter of Transmittal. If you cannot locate the original Certificate, please complete and return the enclosed Affidavit and Indemnity Agreement, with signature guarantees.

     3. Requirements of Delivery of Letter of Transmittal and other Documents. For Holders to validly tender Units pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents must be received by the Information Agent at its address set forth herein prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE INFORMATION AGENT AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 3, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT. IF DELIVERY IS BY MAIL, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Units will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or facsimile of it), waive any right to receive any notice of the acceptance of their Units for payment.

     4. Inadequate Space. If the space provided herein is inadequate, any required information should be listed on a separate signed schedule attached hereto.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the label attached hereto without alteration, enlargement or any change whatsoever.

     If any of the tendered Units are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal. To obtain additional Letters of Transmittal, you may either make a photocopy of this Letter of Transmittal or call D.F. King & Co., Inc. at the phone number included on the back cover of this Letter of Transmittal.

     If this Letter of Transmittal or any stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Units being tendered hereby, no endorsements or separate stock powers are required, unless payment is to be made to a person other than the registered holder(s), in which case stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Units being tendered, signatures must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes required to be paid by it with respect to the transfer and sale to Purchaser of Units purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will not be the responsibility of Purchaser and may be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Units tendered is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the check is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on Page 5 of this Letter of Transmittal should be completed.

     8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from, the Information Agent or the Purchaser at their respective addresses and telephone numbers set forth below.

     9. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion, except where provided otherwise in the Offer to Purchase.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE INFORMATION AGENT ON OR PRIOR TO THE EXPIRATION DATE.

     IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT THE INFORMATION AGENT AT THE ADDRESS AND TELEPHONE NUMBER ON THE FRONT OF THIS FORM. YOU MAY ALSO CONTACT THE PURCHASER AT THE TELEPHONE NUMBER ON THE BACK COVER OF THIS FORM.


                                              ______________________


                                      The Information Agent for the Offer is:

                                               D.F. King & Co., Inc.
------------------------------------------- ----------------------------------------- -----------------------------------------
               By courier:                                  By mail:                                  By hand:
              48 Wall Street                             48 Wall Street                            48 Wall Street
            New York, NY 10005                         New York, NY 10005                        New York, NY 10005
        Attention: Edward McCarthy                 Attention: Edward McCarthy                Attention: Edward McCarthy
------------------------------------------- ----------------------------------------- -----------------------------------------

                                            By facsimile transmission:
                                                  (212) 952-0137
                                          Confirm facsimile by telephone:
                                                  (800) 949-2583
                                           or Collect at (212) 269-5550

                       The Purchaser's mailing address, telephone number and fax number are:

                                               SP Millennium L.L.C.
                                           1201 Third Avenue, Suite 5400
                                             Seattle, Washington 98101

                                             Toll Free: (800) 398-6399
                                             Facsimile: (206) 628-8031